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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   July 9, 2002
                                                -------------------------------


                     Structured Asset Securities Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


 Delaware                             333-73338               74-2440858
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

745 Seventh Avenue, New York, New York                       10019
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    --------------

             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On July 9, 2002, a single series of certificates, entitled LB-UBS Commercial Mortgage Trust 2002-C2, Commercial Mortgage Pass-Through Certificates, Series 2002-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Structured Asset Securities Corporation (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F and Class G (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-73338) and sold to Lehman Brothers Inc., UBS Warburg LLC and Deutsche Bank Securities Inc. (collectively, the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters in the form attached hereto as Exhibit 1.1. Certain of the mortgage loans backing the Underwritten Certificates (the "UBS Mortgage Loans") were acquired by the Depositor from UBS Warburg Real Estate Investments Inc. ("UBSWREI") as seller pursuant to a Mortgage Loan Purchase Agreement (the "UBS/Depositor Mortgage Loan Purchase Agreement") in the form attached hereto as Exhibit 99.1, which agreement contains representations and warranties made by UBSWREI to the Depositor with respect to the UBS Mortgage Loans. Similar representations and warranties have been made by the Depositor in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates.

     Subsequent to the execution and delivery of the Pooling and Servicing Agreement and the issuance of the Certificates, certain potential conflicts of interest have arisen relating to Lend Lease Asset Management, L.P., the current special servicer under the Pooling and Servicing Agreement, continuing to perform some or all of its special servicing functions. Consequently, the special servicing functions under the Pooling and Servicing Agreement may be assumed by, or subserviced to, another special servicer.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

Exhibit No.       Description

1.1 Underwriting Agreement among Structured Asset Securities Corporation as seller and Lehman Brothers Inc., UBS Warburg LLC and Deutsche Bank Securities Inc. as underwriters.

4.1 Pooling and Servicing Agreement among Structured Asset Securities Corporation as depositor, Wachovia Bank, National Association as master servicer, Lend Lease Asset Management, L.P. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement between UBS Warburg Real Estate Investments as seller, UBS Principal Finance LLC as an additional party, and Structured Asset Securities Corporation as purchaser.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 9, 2002

                                        STRUCTURED ASSET SECURITIES
                                          CORPORATION

                                        By: /s/ Precilla Torres
                                            -----------------------------------
                                            Name:  Precilla Torres
                                            Title: Senior Vice President





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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.                                                           Page No.
-----------                                                           --------

1.1               Underwriting Agreement among Structured Asset
                  Securities Corporation, as seller and Lehman
                  Brothers Inc., UBS Warburg LLC and Deutsche
                  Bank Securities Inc.

4.1 Pooling and Servicing Agreement among Structured Asset Securities Corporation as depositor, Wachovia Bank, National Association as master servicer, Lend Lease Asset Management, L.P. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1              Mortgage Loan Purchase Agreement between UBS
                  Warburg Real Estate Investments Inc, as seller,
                  UBS Principal Finance LLC as an additional party, and Structured Asset Securities
                  Corporation as purchaser.



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